Exhibit 10.1

AMENDMENT # 1

TO CONTRACT OF SALE & SECURITY AGREEMENT between Northrim Funding Services, a Division of Northrim Bank & Tully’s Coffee Corporation

DATED: August 1, 2008

NFS/BANK COVENANTS:

1. Paragraph 19. as follows:

“Purchase Formula” means at any time, and amount equal to 130.00% of the net amount of all Acceptable/Eligible Accounts.

Is replaced with:

“Purchase Formula” means at any time, and amount equal to 125.00% of the net amount of all Acceptable/Eligible Accounts.

2. Paragraph 22. as follows:

Amounts funded by NFS/BANK to CLIENT for the purchase of Accounts Receivable hereunder are subject to a daily fee equal to the prime rate reported in the “Money Rates” column or section of The Wall Street Journal as being the base rate on corporate loans at larger U.S. Money Center Banks on such date (the “Index Rate”) + 6% /360 calculated on the Client Liability on such date as determined by NFS/BANK and set forth in the Funding Availability Report provided to CLIENT for such date. The calculation period will usually be 1 calendar day except for weekends and or weeks where holidays or other non-operating days prevent the fee from being taken on a daily basis. In the event The Wall Street Journal ceases publication of the prime rate, then the “Index Rate” shall be such substantially similar interest rate selected by NFS/BANK.

Is replaced with:

Amounts funded by NFS/BANK to CLIENT for the purchase of Accounts Receivable hereunder are subject to a daily fee equal to the prime rate reported in the “Money Rates” column or section of The Wall Street Journal as being the base rate on corporate loans at larger U.S. Money Center Banks on such date (the “Index Rate”) + 7% /360 calculated on the Client Liability on such date as determined by NFS/BANK and set forth in the Funding Availability Report provided to CLIENT for such date. The calculation period will usually be 1 calendar day except for weekends and or weeks where holidays or other non-operating days prevent the fee from being taken on a daily basis. In the event The Wall Street Journal ceases publication of the prime rate, then the “Index Rate” shall be such substantially similar interest rate selected by NFS/BANK. The daily fee will be subject to a minimum floor rate of 12% and a maximum ceiling rate of 14% during the contract term as amended.

170 120th Avenue N.E. Suite 202, Bellevue, WA 98005
Telephone (425) 453-1105	Fax (425) 453-1205	Page 1 of 2

3. Paragraph 49. as follows:

Subject to the terms and conditions of this Agreement, NFS/BANK agrees to fund against the purchase of Accounts Receivable hereunder an amount not to exceed the sum of ($5,000,000.00) Five Million and 00/100 or the Purchase Formula for the purchase of ALL of the Acceptable/Eligible Accounts, whichever is less.

Is replaced with:

Subject to the terms and conditions of this Agreement, NFS/BANK agrees to fund against the purchase of Accounts Receivable hereunder an amount not to exceed the sum of ($6,500,000.00) Six Million Five Hundred Thousand and 00/100 or the Purchase Formula for the purchase of ALL of the Acceptable/Eligible Accounts, whichever is less.

4. Paragraph 50. as follows:

This Agreement shall have an initial term ending October 31, 2008 unless terminated by either party giving not less than thirty (30) days prior written notice to the other party.

Is replaced with:

This Agreement shall have an initial term ending December 15, 2008 unless terminated by either party giving not less than thirty (30) days prior written notice to the other party.

THIS AMENDMENT is effective and applicable to invoices purchased under the CONTRACT of SALE & SECURITY AGREEMENT of even date. All other terms, covenants and conditions will remain in effect and unchanged.

Executed this 16th day of October, 2008

At: Seattle, Washington

Tully’s Coffee Corporation

By:	/s/ Carl Pennington	Date:	10/20/2008

Northrim Funding Services, a division of Northrim Bank

Accepted this 16th day of October, 2008, at Bellevue, WA.

By:	/s/ Daniel J. Lowell
Daniel J. Lowell, Senior Vice President

170 120th Avenue N.E. Suite 202, Bellevue, WA 98005
Telephone (425) 453-1105	Fax (425) 453-1205	Page 2 of 2

AMENDMENT # 1

To INVENTORY SECURITY AGREEMENT between Northrim Funding Services,

a Division of Northrim Bank & Tully’s Coffee Corporation

DATED: August 1, 2008

OBLIGATIONS SECURED:

1. Paragraph 1 as follows:

The payment of all liabilities due NFS/BANK per the contract of sale and agreement dated August 1, 2008 executed and delivered by CLIENT to NFS/BANK for $5,000,000.00 (The Maximum Purchase Amount)

Is replaced with:

The payment of all liabilities due NFS/BANK per the contract of sale and agreement dated August 1, 2008 executed and delivered by CLIENT to NFS/BANK for $6,500,000.00 (The Maximum Purchase Amount) and as amended in AMENDMENT #1 dated October 16, 2008.

THIS AMENDMENT is effective and applicable to invoices purchased under the CONTRACT of SALE & SECURITY AGREEMENT of even date. All other terms, covenants and conditions will remain in effect and unchanged.

Executed this 16th day of October, 2008

At: Seattle, Washington

Tully’s Coffee Corporation

By:	/s/ Carl Pennington	Date:	10/20/2008

Northrim Funding Services, a division of Northrim Bank

Accepted this 16th day of October, 2008

At Bellevue, WA.

By:	/s/ Daniel J. Lowell
Daniel J. Lowell, Senior Vice President

170 120th Avenue N.E. Suite 202, Bellevue, WA 98005
Telephone (425) 453-1105	Fax (425) 453-1205	Page 1 of 1